Exhibit 10.57
RECORDING REQUESTED BY AND,
WHEN RECORDED, RETURN TO:
NetApp, Inc.
7301 Kit Creek Road
Research Triangle Park, NC 27709
Attention: Ingemar Lanevi
AGREEMENT CONCERNING
GROUND LEASE (FOR BUILDING 8)
     THIS AGREEMENT CONCERNING GROUND LEASE (this “Agreement”) dated as of April 1, 2009 (the “Effective Date”), is made by and between BNP PARIBAS LEASING CORPORATION (“BNPPLC”), a Delaware corporation, and NETAPP, INC. (“NAI”), a Delaware corporation, which is the successor by merger to Network Appliance, Inc.
RECITALS
This Agreement is entered into upon, and with respect to, the following facts and intentions:
     A. BNPPLC and NAI’s predecessor-in-interest, Network Appliance, Inc., have heretofore entered into the following agreements:
     (1) Amended and Restated Ground Lease (Building 8) dated as of November 29, 2007 (as the same may have been modified, the “Ground Lease”), which was not recorded, but was referenced in the two recorded short form documents described in the next two subparagraphs. Pursuant to the Ground Lease, NAI, as ground lessor, ground leased to BNPPLC, as ground lessee, that certain land more particularly described in Annex A attached hereto and incorporated herein by this reference (herein the “Land”).
     (2) Amended and Restated Lease Agreement (Building 8) dated as of November 29, 2007 (as the same may have been modified, the “Sublease”), which was the subject of that certain Short Form of Amended and Restated Lease Agreement dated as of November 29, 2007 (the “Short Form of Sublease”) recorded in the official records of Santa Clara County, California (the “Official Records”) on November 5, 2008 under the county recorder’s Document #: 20037776. Under the Sublease, BNPPLC, as sublessor, leased to NAI, as sublessee, BNPPLC’s ground leasehold interest in the Land and all of the improvements located thereon (collectively the “Subleased Premises”).
     (3) Amended and Restated Purchase Agreement (Building 8) dated as of November 29, 2007 (as the same may have been modified, the “Purchase Agreement”),

which was the subject of that certain Memorandum of Amended and Restated Purchase Agreement dated as of November 29, 2007, recorded in the Official Records on November 5, 2008 under the county recorder’s Document #: 20037777.
     (4) Amended and Restated Common Definitions and Provisions Agreement (Building 8) dated as of November 29, 2007 (as the same may have been modified, the “Common Definitions and Provisions Agreement”), which was not recorded, but was incorporated by reference into the documents listed above. As used in this Agreement, capitalized terms defined in the Common Definitions and Provisions Agreement and not otherwise defined in this Agreement are intended to have the respective meanings assigned to them in the Common Definitions and Provisions Agreement.
     B. BNPPLC and NAI now mutually wish to terminate the Ground Lease on the terms and conditions more particularly herein set forth.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration the adequacy of which is hereby acknowledges, the parties hereto agree as follows:
     1. Termination of Ground Lease. As of the Effective Date, BNPPLC hereby surrenders all of its right title and interest in the Ground Lease unto NAI, subject only to the “Permitted Encumbrances” described in Annex B attached hereto and incorporated herein by this reference, and the Ground Lease is hereby terminated. Notwithstanding anything to the contrary in this Agreement, BNPPLC does, for itself and its successors, covenant, warrant and agree to defend the title to the Land against claims and demands of any person claiming under or through a Lien Removable by BNPPLC. Except as expressly set forth in the preceding sentence, BNPPLC makes no warranty of title, express or implied, concerning the Land.
     2. Acknowledgment of Reversion. BNPPLC also acknowledges and agrees that because of the termination of the Ground Lease, all of BNPPLC’s right, title and interest in and to the following property will revert to NAI and BNPPLC does hereby forever relinquish, waive, and quitclaim unto NAI (subject to such Permitted Encumbrances):
A.	the Sublease;

B.	the Purchase Agreement;

C.	any pending or future award made because of our condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid proceeds of insurance or claim or cause of action for damages, loss or injury to the Subleased Premises; and

D.	all other property included within the definition of “Property” as set forth in the

Agreement Concerning Ground Lease (Building 8) — Page 2

Purchase Agreement, including the Subleased Premises;
provided, however, that excluded from this provision and quitclaim, and reserved to BNPPLC, are any rights or privileges of BNPPLC under the following are expressly reserved and retained by BNPPLC: (I) the indemnities set forth in the Sublease and the Ground Lease, whether such rights are presently known or unknown, including rights of BNPPLC to be indemnified against environmental claims of third parties, as provided in the Ground Lease which may not presently be known; and (ii) provision in the Sublease that establish the right of BNPPLC to recover any accrued unpaid rent under the Sublease which may be outstanding as of the date hereof; and (iii) agreements between BNPPLC and BNPPLC’s Parent or any Participant, or any modification or extension thereof.
BNPPLC agrees to warrant and defend the title to the Subleased Premises as herein relinquished, against claims and demands of any person claiming under or through a Lien Removable by BNPPLC relating to the Subleased Premises. Except as expressly set forth in the preceding sentence, BNPPLC makes no warranty of title, express or implied, concerning the Subleased Premises or any other property referenced or described in this Section 2.
     3. “As Is” Reversion. Notwithstanding any contrary provisions contained herein, NAI acknowledges that BNPPLC makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subleased Premises, and NAI, by acceptance of this agreement, accepts the Subleased Premises “As Is,” “Where Is,” and “With All Faults,” and without any such representation or warranty by BNPPLC as to environmental matters, the physical condition of the Subleased Premises, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, NAI hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transactions contemplated by this Agreement, as are any warranties arising from a course of dealing or usage of trade. NAI hereby assumes all risk and liability (and agrees that BNPPLC will not be liability for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subleased Premises, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) any “Established Misconduct” (as defined in the Common Definitions and Provisions Agreement) of BNPPLC.
     4. Binding Effect. The terms, provisions, covenants, and conditions hereof will be binding upon NAI and BNPPLC and their respective successors and assigns, and any other party claiming through either of them, and will inure to the benefit of NAI and BNPPLC and all transferees, mortgages, successors and assigns.

Agreement Concerning Ground Lease (Building 8) — Page 3

     5. Miscellaneous. This Agreement and any other agreement relating hereto and executed concurrently herewith represent the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any prior negotiations and agreement between BNPPLC and NAI concerning the subject matter hereof. No amendment or modification of this Agreement will be binding or valid unless express in a writing executed by both parties hereto. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to conflict or choice of laws. Words in the singular number will be held to include the plural and vice versa, unless the context otherwise requires. This Agreement may be executed in counterparts, each of which will be an original and all of which together will be a single instrument.
[Signature pages follow.]
Agreement Concerning Ground Lease (Building 8) — Page 4

IN WITNESS WHEREOF, BNPPLC and NAI have signed this Agreement Concerning Ground Lease as of the date(s) of their respective acknowledgments before notaries indicated below, but to be effective as of April 1, 2009.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:
	Name:	Lloyd G. Cox
	Title:	Managing Director

STATE OF DALLAS	)
	)	SS
COUNTY OF TEXAS	)

On		, 2009, before me,

	date		Name and Title of Officer (eg., “Jane Doe, Notary Public”)
Personally appeared Lloyd G. Cox, Managing Director of BNP Paribas Leasing Corporation, a Delaware corporation
Who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under Penalty of Perjury under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above
Agreement Concerning Ground Lease (Building 8) — Signature Page

[Continuation of signature pages to Agreement Concerning Ground Lease dated to be effective as of April 1, 2009.]

NETAPP, INC., a Delaware corporation, which is the successor in interest by merger to Network Appliance, Inc.
By:
	Name:	Ingemar Lanevi
	Title:	Vice President and Corporate Treasurer

STATE OF CALIFORNIA	)
	)	SS
COUNTY OF SANTA CLARA	)

On		, 2009, before me,

	date		Name and Title of Officer (eg., “Jane Doe, Notary Public”)
Personally appeared Ingemar Lanevi, Vice President and Corporate Treasurer of NetApp, Inc., a Delaware corporation
Who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under Penalty of Perjury under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above
Agreement Concerning Ground Lease (Building 8) — Signature Page

Annex A
Legal Description
Proposed Parcel 8, and (except to the extent within a different platted Parcel as currently shown in the Map Records of the County of Santa Clara, California) proposed Parcel 12, and the Additional Leased Premises as defined below, (collectively, the “Building 8 Ground Lease Premises”) as shown on that certain Vesting Tentative Parcel Map provided to BNP Paribas Leasing Corporation (“BNPPLC”) by Network Appliance, Inc. (“NAI”) attached hereto and made a part hereof (the “Tentative Map”), which has received preliminary approval from the City of Sunnyvale, California, but not yet been filed for record in the office of the recorder of the County of Santa Clara, State of California. As used herein, “Additional Leased Premises” means the parking lots, driveways and other areas shaded in gray on the Tentative Map attached hereto within the larger area designated as Common Lot A (consisting of 30.46 Acres, more or less) on the Tentative Map. The southern boundary of the Additional Leased Premises is a line that runs North 75 degrees, 07 minutes, 58 seconds equidistant from the southern boundary of Parcel 8 and the northern boundary of Parcel 7, both as shown on the Tentative Map. The eastern boundary of the Additional Leased Premises runs along the same line as the eastern boundary of Common Lot A, as shown on the Tentative Map. The western boundary of the Additional Leased Premises runs along the same line as the western boundary of Parcel 8 and Parcel 7, as shown on the Tentative Map. The northern boundary of the Additional Leased Premises runs along the center of an existing or proposed driveway which is situated between Parcel 8 and Parcel 9, as shown on the Tentative Map.
TOGETHER WITH, easements appurtenant to the Building 8 Ground Lease Premises as described in Exhibit A attached to the Ground Lease.

VESTING TENTATIVE PARCEL MAP
FOR CROSSMAN COMMONS
13 PARCELS

VICINITY MAP
NOTES
REFERENCES
ABBREVIATIONS
LEGEND
GENEVA DRIVE
CROSSMAN AVENUE
BALTIC DRIVE
Additional Leased Premises
shaded in gray.
KIER & WRIGHT
VESTING TENTATIVE PARCEL MAP
1

PROPOSED SITE CONDITIONS

Annex A to Agreement Concerning Ground Lease (Building 8) — Page 2

Annex B
Permitted Encumbrances
This agreement is made subject to all encumbrances not constituting a “Lien Removable by BNPPLC” (as defined in the Common Definitions and Provisions Agreement), including the following matters to the extent the same are still valid and in force:
1. Taxes and assessments for the current tax year and subsequent years, which are not yet due and payable.
2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.
3. EASEMENT for the purposes stated herein and incidents thereto

Purpose	: Slope Easement
In favor of	: City of Sunnyvale
Recorded	: October 9, 1964 in Book 6695, page 430, Official Records
Affects	: Easterly 18 feet, as shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.
4. EASEMENT for the purposes stated herein and incidents thereto

Purpose	: Public utilities easement
In favor of	: City of Sunnyvale
Recorded	: October 9, 1964 in Book 6695, page 450, Official Records
Affects	: Easterly 7 feet, as shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.
5. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants — Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.
6. EASEMENT for the purposes stated herein and incidents thereto

Purpose	: Public utilities
Granted to	: City of Sunnyvale
Recorded	: November 16, 1976 in Book C414, page 105, Official Records
Affects	: Southerly 10 feet, as shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.
7. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.
Annex B to Agreement Concerning Ground Lease (Building 8) — Page 2

CERTIFICATION OF NON-FOREIGN STATUS
          Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.
     To inform NETAPP, INC. (“Transferee”), a Delaware corporation, that withholding of tax is not required upon the disposition of a U.S. real property interest by BNP PARIBAS LEASING CORPORATION (“Transferor”), a Delaware corporation, the undersigned hereby certifies the following on behalf of Transferor:
1 Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2 Transferor is not a disregarded entity (as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations);
3 Transferor’s U.S. employer identification number is 75-2252918; and
4 Transferor’s office address is:
BNP Paribas Leasing Corporation
100 Crescent Court, Suite 500
Dallas, Texas 75201
Attention: Lloyd G. Cox, Managing Director
Telecopy: (972) 788-9140
Transferor understands that this Certification of Non-Foreign Status may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this Certification of Non-Foreign Status and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.
Dated as of: April 1, 2009.

Lloyd G. Cox, acting as Managing Director of Transferor